UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2011

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2011, Pacific Mercantile Bancorp, a California corporation (the “Company”), filed a Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series B Convertible 8.4% Noncumulative Preferred Stock (the “Series B Certificate of Determination”) and a Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series C 8.4% Noncumulative Preferred Stock (the “Series C Certificate of Determination”) with the California Secretary of State for the purpose of creating, from its authorized but unissued “blank check” preferred stock, (i) a class of 300,000 shares of preferred stock, designated as the Company’s Series B Convertible 8.4% Noncumulative Preferred Stock (the Series B Shares”), and (ii) a separate class of 300,000 shares of preferred stock, designated as the Company’s Series C 8.4% Noncumulative Preferred Stock (the “Series C Shares”), and fixing the respective rights, preferences, privileges and restrictions of the Series B Shares and Series C Shares.

The Company intends to sell the Series B Shares, in a private placement, to a select number of “accredited investors” (as defined in Regulation D) under the Securities Act of 1933, as amended (the “Securities Act”), at a price of $100.00 per Series B Share. The Series B Shares will be convertible, at the option of the holders thereof, into shares of the Company’s common stock at a conversion price of $5.32 per share of common stock. Dividends on the Series B Shares (“Series B Dividends”) will be payable in cash at a rate of 8.4% per annum if, as and when declared by the Board of Directors. The class of Series C Shares has been created to enable the Company to pay Series B Dividends in the form of Series C Shares if the Company is prevented by legal or regulatory restrictions from paying Series B Dividends in cash.

The Company will contribute the proceeds from the sale of Series B Shares to its wholly owned banking subsidiary, Pacific Mercantile Bank (the “Bank”), in order to increase the Bank’s capital.

Set forth below are summaries of the respective rights, preferences and privileges of and the restrictions on the Series B Shares and Series C Shares. The summaries are not intended to be complete statements of the respective rights, preferences and privileges of the Series B Shares and Series C Shares and are qualified in their entirety by reference to the Series B Certificate of Determination and Series C Certificate of Determination, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report.

Summary of Rights, Preferences and Privileges of Series B Shares

Ranking. The Series B Shares will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank on parity with the Company’s Series A Convertible 10% Cumulative Preferred Stock (the “Series A Shares”) and the Series C Shares, and any other class or series of Company capital stock that the Company may issue in the future which is designated as being on parity with the Series B Shares (collectively, including the Series A Shares, and the Series C Shares, “Parity Securities”). On the other hand, the Series B Shares will rank senior to the Company’s common stock and any other class or series of the Company’s capital stock that may be created hereafter which does not expressly provide that such shares of capital stock rank on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively, and including the common stock, “Junior Securities”).

Conversion Rights. The Series B Shares will be convertible, at the option of the holders thereof, into shares of Company common stock at a conversion price of $5.32 per common share. The conversion price of the Series B Preferred Stock will be subject to adjustment for stock splits and combinations and dividends and distributions made by the Company in shares of Common Stock in order to preserve, but not to increase, the conversion rights of the holders of the Series B Shares.

Dividends. Dividends on the Series B Shares are payable in cash at a rate of 8.4% per annum if, as and when declared by the Board of Directors. If, however, due to legal or regulatory restrictions, the Company is unable to pay Series B Dividends in cash, then the Company will be able to pay such dividends in Series C Shares. For this purpose, the Series C Shares will be valued at $100.00 per Series C Share and the number of Series C Shares that would be issuable as Series B Dividends would be determined by dividing $100.00 into the aggregate dollar amount of the Series B Dividends that would have otherwise been paid in cash at that time.

In the event that any Parity Securities are outstanding at the time there is to be a declaration of any Series B Dividends (whether in cash or in Series C Shares), no such Series B Dividends may be declared or paid unless dividends payable in the corresponding amount on such Parity Securities are also declared and paid at the dividend rate applicable to such Parity Securities.

Redemptions of Series B Shares. The Series B Shares will not be redeemable at the option of any of the holders thereof at any time. However, the Company will have the right, subject to certain conditions, including the prior redemption of all Series C Shares, if any, that had been issued as dividends on the Series B Shares, to redeem, out of funds legally available therefor, some or all of the Series B Shares, as follows: (i) if, at any time following the second (2nd) anniversary date of the original issuance of the Series B Shares, the volume weighted average of the closing prices of the Company’s common stock is at least 140% of the then Series B conversion price for any period of 20 consecutive trading days, the Company will become entitled to redeem, during the immediately succeeding 90 days, some or all of the Series B Shares and, if it redeems some, but not all, of the Series B Shares within that 90 day period, it will be entitled to redeem any or all of the remaining Series B Shares on one occasion within the succeeding 12 months; and (ii) if all of the Series B Shares have not theretofore been redeemed or converted into Company common stock, the Company will become entitled to redeem the then outstanding Series B Shares at any time in whole or from time to time in part on or after the seventh (7th) anniversary of the original issuance date of the Series B Shares. The price payable by the Company on redemption of any Series B Shares, which is required to be paid in cash, will be $100.00 per Series B Share (the per share price originally paid for the Series B Shares), plus an amount in cash equal to the sum of (i) all theretofore declared but unpaid cash dividends on each share of Series B Preferred Stock then being redeemed, and (ii) the Series C Share Price for each share of Series C Shares that has become, but remains, issuable as a dividend on the Series B Shares then being redeemed, together with all unpaid dividends on such Series C Shares that have accrued prior to the date of redemption (the “Series B Redemption Price”).

Voting Rights. In addition to voting rights under the protective provisions described below or as may be required by law, subject to certain limitations, the holders of the Series B Shares will be entitled to vote, on an as-converted basis, together with the holders of the common stock, voting together as a single class, on all matters on which the holders of the common stock are entitled to vote.

Series B Preferred Stock Protective Provisions. At any time when at least 25% of the originally issued Series B shares sold and issued by the Company are outstanding, the approval of the holders of not less than 80.0% of the then outstanding shares of Series B Shares, voting as a separate class, will be required before the Company may (i) liquidate; (ii) amend, alter or repeal any provision of the Series B Certificate of Determination in a manner that materially and adversely affects the rights, preferences or privileges of the Series B Shares; (iii) create, or authorize the creation of, any class or series of, issue any shares of, or issue any instrument that is convertible into securities that rank senior to the Series B Shares; (iv) increase the authorized number of Series B Shares; (v) reclassify, alter or amend any existing securities that rank on parity with, or junior to, the Series B Preferred Stock, if such reclassification, alteration or amendment would cause such securities to becomes senior to the Series B Shares; (vi) sell or issue any securities that are on parity with, or junior to, the Series B Shares that would require the payment of cash dividends on such securities during any period when the Company is not able to pay cash dividends on the Series B Shares, or on any Series C Shares that may have been issued by the Company; or (vii) take any other action which, under any applicable law, requires the prior approval (by vote or written consent) of the holders of the Series B Shares voting as a separate class.

Liquidation Preference. If the Company liquidates and dissolves, then, before any distribution of Company assets (a “liquidating distribution”) may be made to the holders of Junior Securities, the holders of Series B Shares will be entitled to receive a per share liquidating distribution, but only out of assets legally available therefor, equal in value to the Redemption Price (as described above under the subcaption “Redemptions of Series B Shares”) of such Series B Shares.

If the Company consummates a “Change in Control Transaction” (as defined in the Series B Certificate of Determination), then any holder of Series B Shares may elect to treat that Transaction as a “deemed” liquidation of the Company, in which event that holder will have the right to receive a liquidating distribution that would be payable upon a liquidation of the Company, before any distributions of cash, securities or other property are made to the holders of any Junior Securities.

Summary of Rights, Preferences and Privileges of Series C Shares

The Series C Shares will rank on parity with the Series B Shares and will have the same rights, preferences and privileges as the Series B Shares, except as follows: (i) the Series C Shares will not be convertible into common stock by the initial holders thereof, and (ii) the holders of Series C Shares will not be entitled to vote their Series C Shares on matters on which the common shareholders are generally entitled to vote (but will be able to vote as a separate class pursuant to protective provisions that mirror those applicable to the Series B Shares, as described above under the subcaption Series B Preferred Stock Protective Provisions).

The disclosures contained in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any security. Any sales of the Series B Shares will be made only to a select number of accredited investors in reliance upon the exemptions from registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act and/or Section 4(2) of the Securities Act. The Series B Shares, the shares of Company common stock that will be issuable upon conversion of the Series B Shares, and the Series C Shares have not been registered under the Securities Act of 1933, as amended, or qualified under any applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and qualification under applicable state securities laws, or applicable exemptions therefrom.

Forward-Looking Statements

Any statements contained in this Current Report that refer to future events or other non-historical matters are forward-looking statements. Such forward-looking statements are based on the Company’s reasonable expectations as of the date of this Current Report and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from current expectations. The consummation, in the future, of sales of Series B Shares remains subject to various risks and uncertainties related to the Company’s business prospects, results of operations and financial condition, and such other risks and uncertainties as detailed from time to time in the Company’s public filings with the SEC, and the Company is not able to make predictions, with any level of assurance, as to the number of Series B Shares (if any) that will be sold in the private placement. The Company disclaims any obligation to update any of the forward-looking statements in this Report except as may be required by applicable law or NASDAQ rules.

Item 3.03.	Material Modification to Rights of Securityholders.

Reference is made to and there is hereby incorporated by reference into this Item 3.03, the information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” relating to the rights, preferences and privileges of the Series B Shares and Series C Shares, in relation to the rights of the Company’s common stock. That information so incorporated by reference into this Item 3.03 is qualified in its entirety to the Series B Certificate of Determination and the Series C Certificate of Incorporation attached, respectively, as Exhibit 3.1 and Exhibit 3.2 to this Report.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The filing of the Series B Certificate of Determination and the Series C Certificate of Determination in California are deemed to constitute amendments to the Company’s Articles of Incorporation. Accordingly, the information set forth above under “Item 1.01 — Entry into a Material Definitive Agreement” and the copies of the Series B Certificate of Determination and the Series C Certificate of Determination attached, respectively, as Exhibit 3.1 and Exhibit 3.2 to this Current Report are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

3.1	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of the Series B Convertible 8.4% Noncumulative Preferred Stock of Pacific Mercantile Bancorp.

3.2	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of the Series C 8.4% Noncumulative Preferred Stock of Pacific Mercantile Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: August 22, 2011	By:	/s/ NANCY A GRAY
Nancy Gray, Senior Executive Vice President and Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of the Series B Convertible 8.4% Noncumulative Preferred Stock of Pacific Mercantile Bancorp.

3.2	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of the Series C 8.4% Noncumulative Preferred Stock of Pacific Mercantile Bancorp.

E-1